UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

  BANCFIRST CORPORATION

(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma	73102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

  N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On May 25, 2017, BancFirst Corporation (the “Company”) held its annual meeting of shareholders. As of the record date on April 7, 2017, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 15,891,276, of which 14,198,143 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on five proposals: (i) to elect the 19 directors nominated by our board; (ii) to amend our certificate of incorporation to increase the authorized shares of common stock to 40,000,000 shares; (iii) to ratify BKD, LLP as our independent registered public accounting firm; (iv) to consider an advisory vote to approve the compensation of named executive officers; and (v) to consider an advisory vote on the frequency of advisory votes to approve the compensation of named executive officers. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 14, 2017. At the meeting, the shareholders elected all 19 directors; amended our certificate of incorporation; ratified our independent auditors; approved the advisory vote on the compensation of named executive officers; and selected three years as the frequency of holding the advisory vote on compensation of named executive officers.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares
Proposal No. 1-Election of Directors	For	Withheld	Broker Non-Votes

Dennis L. Brand	13,355,433	272,338	570,372
C.L. Craig, Jr.	13,572,830	54,941	570,372
William H. Crawford	13,286,735	341,036	570,372
James R. Daniel	13,354,849	272,922	570,372
F. Ford Drummond	13,582,986	44,785	570,372
David R. Harlow	13,355,683	272,088	570,372
William O. Johnstone	13,355,683	272,088	570,372
Frank Keating	13,563,294	64,477	570,372
Dave R. Lopez	13,567,309	60,462	570,372
Tom H. McCasland, III	13,579,334	48,437	570,372
Ronald J. Norick	13,573,933	53,838	570,372
David E. Rainbolt	13,341,304	286,467	570,372
H.E. Rainbolt	13,272,303	355,468	570,372
Michael S. Samis	13,243,706	384,065	570,372
Darryl Schmidt	13,355,677	272,094	570,372
Natalie Shirley	13,581,328	46,443	570,372
Michael K. Wallace	13,577,512	50,259	570,372
Gregory G. Wedel	13,569,088	58,683	570,372
G. Rainey Williams, Jr.	13,552,809	74,962	570,372

Proposal No. 2- To Amend our	For	Against	Abstained	Broker Non-Votes
Certificate of Incorporation	13,584,094	391,298	222,751	-

Proposal No. 3- Ratify Independent	For	Against	Abstained	Broker Non-Votes
Registered Public Accounting Firm	14,168,789	4,591	24,763	-

Proposal No. 4- Approval of the	For	Against	Abstained	Broker Non-Votes
advisory vote on the compensation of named executive officers.	13,528,315	12,531	86,925	570,372

Proposal No. 5- Approval of the	3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
frequency of holding the advisory vote on compensation of named executive officers.	8,594,699	69,634	4,743,979	219,459	570,372

Item 7.01. Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its common stock and an Interest Payment on its BFC Capital Trust II

On May 25, 2017, BancFirst Corporation’s Board of Directors declared a $0.38 per share cash dividend on its common stock. The dividend is payable July 14, 2017, to shareholders of record on June 30, 2017. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 14, 2017, to shareholders of record on June 30, 2017.

Item 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2017, the Board of Directors of BancFirst Corporation (the “Company”) appointed David Harlow, age 54, as the new Chief Executive Officer and principal executive officer. He joined the Company in 1999 as Executive Vice President and Manager of Commercial Banking for BancFirst Oklahoma City. In 2003 he was named President of BancFirst Oklahoma City and in 2004 Regional Executive. He has been a director of BancFirst since 2014. Mr. Harlow does not have any family relationships within the Company and he does not have any related party transactions subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Harlow replaced David E. Rainbolt as Chief Executive Officer and principal executive officer of the Company. Mr. Rainbolt will continue to serve as Executive Chairman of the Company.

Mr. Harlow will receive a base salary increase of 13.81% for assuming the position of Chief Executive Officer. His other compensation, including bonus, stock options and Supplemental Executive Retirement will not change at this time.

Also on May 25, 2017, the Board of Directors of BancFirst, the Company’s subsidiary bank, appointed Darryl Schmidt, age 54, as the new President and Chief Executive Officer of BancFirst. He joined the Company in 2002 as Executive Vice President and Chief Credit Officer. In 2007 he was appointed Director of Community Banking. He has been a director of BancFirst since 2002. Mr. Schmidt does not have any family relationships within the Company and he does not have any related party transactions subject to disclosure under Item 404(a) of Regulation S-K.

Mr. Schmidt replaced Dennis L. Brand as President and Chief Executive Officer of BancFirst. Mr. Brand will continue as Chairman of the Executive Committee of the Company.

Mr. Schmidt will receive a base salary increase of 13.81% for assuming the position of President and Chief Executive Officer. His other compensation, including bonus, stock options and Supplemental Executive Retirement will not change at this time.

Mr. Harlow and Mr. Schmidt are both named executive officers in the Company’s 2017 proxy statement filed with the Securities and Exchange Commission on April 14, 2017.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 25, 2017, issued by BancFirst Corporation titled “BancFirst announces management succession plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date: May 30, 2017	/s/ Kevin Lawrence
Kevin Lawrence
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)